UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2007

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	1-11257	22-1895850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

On March 2, 2007, Checkpoint Systems, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of March 10, 1997 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company (“AST”) as the Rights Agent. The Amendment amends the Rights Agreement to extend the expiration date from March 10, 2007 to March 10, 2017. AST also serves as the Company’s transfer agent. A copy of the Amendment is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth above in Item 1.01 relating to the Amendment to the Rights Agreement is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b)  Not applicable.

(c) Not applicable.

(d) The following exhibit is filed herewith:

Exhibit 4.1 - Amendment to Registration Rights Agreement, dated as of March 2, 2007, between the Company and American Stock Transfer & Trust Company as Rights Agent

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2007	CHECKPOINT SYSTEMS, INC.
By: __________________ Name: W. Craig Burns Title: Executive Vice President, Chief Financial Officer and Treasurer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number	Description
4.1	Amendment to Registration Rights Agreement, dated as of March 2, 2007, between the Company and American Stock Transfer & Trust Company as Rights Agent.